Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Supplement dated September 9, 2022 to the

Statement of Additional Information (“SAI”) dated May 1, 2022,

as previously supplemented

A special meeting of shareholders of the Funds was held on June 10, 2022 during which shareholders of each of Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust Walden Balanced Fund, Boston Trust Walden Equity Fund, Boston Trust Walden International Equity Fund, Boston Trust Walden Small Cap Fund, Boston Trust Walden Midcap Fund and Boston Trust Walden SMID Cap Fund approved, among other things, amendments to the Fund’s fundamental policies regarding loans, borrowing and commodities. The shareholders of Boston Trust SMID Cap Fund did not approve any amendments to its existing policies.

Accordingly, the section under the heading “INVESTMENT RESTRICTIONS” on pages 6 and 7 of the SAI is replaced in its entirety with the following:

The following policies and investment restrictions have been adopted by the Funds and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of each Fund’s outstanding voting securities as defined in the 1940 Act.

None of the Funds, excluding the Boston Trust SMID Cap Fund, may:

1.	Make loans except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted by the SEC or its staff pursuant to order or interpretation, or as may be permitted by other regulatory authorities with appropriate jurisdiction.

2.	Borrow money except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted by the SEC or its staff pursuant to order or interpretation, or as may be permitted by other regulatory authorities with appropriate jurisdiction.

3.	Invest in commodities except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted by the SEC or its staff pursuant to order or interpretation, or as may be permitted by other regulatory authorities with appropriate jurisdiction.

The Boston Trust SMID Cap Fund may not:

1.	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

2.	Borrow money, except that a Fund may borrow money (a) from a bank or from another fund of the Trust, provided that immediately after such borrowing, the aggregate amount of all borrowings does not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings), or (b) from a bank or other person for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase agreements.

3.	Purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

None of the Funds may:

1.	Underwrite securities of other issuers, except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

2.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

3.	Invest more than 25% of the value of its net assets in the securities of companies engaged in any particular industry or group of industries, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.

4.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

5.	Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Funds would be invested in the securities of that issuer, other than obligations of the U.S.

Government, its agencies or instrumentalities, provided that up to 25% of the value of the Funds’ assets may be invested without regard to this limitation.

The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

1.	Purchase any security if as a result the Funds would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of a single issuer.

2.	Invest in any issuer for purposes of exercising control or management.

3.	Invest in securities of other investment companies which would result in the Funds owning more than 3% of the outstanding voting securities of any one such investment company, Funds owning securities of another investment company having an aggregate value in excess of 5% of the value of a Fund’s total assets, or Funds owning securities of investment companies in the aggregate which would exceed 10% of the value of the Funds’ total assets, except as permitted by the 1940 Act and the rules thereunder.

4.	Invest more than 15% of its assets in securities of foreign issuers (including ADRs with respect to foreign issuers, but excluding securities of foreign issuers listed and traded on a U.S. national securities exchange); provided, however, that the Boston Trust Asset Management Fund and the Walden Balanced Fund each may invest up to 25% of their assets in foreign securities and Walden International Equity Fund may invest a majority of its assets in non-U.S. securities.

5.	Invest in securities issued by any affiliate of the Adviser. If a percentage restriction described in the Prospectus or this Statement of Additional Information is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except for the policies regarding borrowing and illiquid securities or as otherwise specifically noted.

6.	Sell securities short or purchase securities on margin, This limitation does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

Additionally, the first and fifth paragraphs under the caption “INTERFUND LENDING” on page 4 of the SAI is replaced with the following:

INTERFUND LENDING. Pursuant to an exemptive order issued by the SEC, each Fund may directly lend to and borrow money from each other for temporary purposes in accordance with the terms and conditions of the exemptive order. The Funds entered into a master interfund lending agreement (“Interfund Lending Agreement”) with each other that permits each Fund to lend money directly to and borrow directly from other Funds through a credit facility for temporary purposes (an “Interfund Loan”). The credit facility is intended both to reduce the Funds’ borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lendings than would otherwise be available to them.

. . .

Certain members of the Adviser’s fund administration personnel (the “Interfund Lending Committee”) administer the credit facility. No portfolio manager of any Fund may serve as a member of the Interfund Lending Committee. The credit facility is available to any Fund. On any day on which a Fund intends to borrow money, the Interfund Lending Committee makes an Interfund Loan from a lending Fund to a borrowing Fund only if the Interfund Loan Rate is: (i) more favorable to the lending Fund than the Repo Rate and, if applicable, the yield of any money market fund in which the lending Fund could otherwise invest, and (ii) more favorable to the borrowing Fund than the Bank Loan Rate.

Please retain this supplement with your Summary Prospectus, Prospectus, and SAI for future reference.

This Supplement, and the Summary Prospectuses, Prospectus, and SAI, each dated May 1, 2022, as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.

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